UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2024

P10, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40937	87-2908160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4514 Cole Avenue Suite 1600
Dallas, Texas		75205
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 214 865-7998

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	PX	The New York Stock Exchange
Series A Junior Participating Preferred Stock Purchase Rights	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 14, 2024, P10, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment (the “Amendment”) to the Company’s 2021 Incentive Plan (the “Plan”) to increase the number of shares of the Company’s Class A Common Stock issuable under the Plan by 11,000,000 shares. A description of the Plan, as amended, is set forth in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the U.S. Securities and Exchange Commission on April 24, 2024 (the “Proxy Statement”). The description herein is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on June 14, 2024. At the Annual Meeting, the Company’s stockholders:

(a)	Elected three Class III Directors to serve on the Company’s board of directors until the 2027 annual meeting of stockholders and until their successors are duly elected and qualified (Proposal 1);
(b)	Approved an amendment to the P10, Inc. 2021 Incentive Plan to increase the number of shares issuable under the Plan by 11,000,000 shares (Proposal 2); and
(c)

Ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2024 (Proposal 3).

For additional information on these proposals, please see the Proxy Statement. The voting results for each of these proposals are set forth below:

Proposal 1 – Election of Class III Directors

Nominee	Votes For	Withholds	Broker Non-Votes
Robert Alpert	480,707,246	98,705,350	20,883,232
Travis Barnes	569,905,117	9,507,479	20,883,232
Luke A. Sarsfield III	573,317,795	6,260,277	20,717,756

Proposal 2 – Approval of amendment to the P10, Inc. 2021 Incentive Plan to increase the number of shares issuable under the Plan by 11,000,000 shares

Votes For	Votes Against	Abstentions	Broker Non-Votes
569,083,264	10,322,359	179,153	20,711,052

Proposal 3 – Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2024

Votes For	Votes Against	Abstentions	Broker Non-Votes
599,601,307	366,861	327,660	0

Item 8.01 Other Events.

On June 17, 2024, the Company issued a press release announcing the results of the Annual Meeting and the appointment of Tracey Benford as Lead Independent Director. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit no.	Description
10.1	Amendment No. 1 to P10, Inc. 2021 Stock Incentive Plan
99.1	Press Release, dated June 17, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P10, INC.

Date:	June 17, 2024	By:	/s/ Amanda Coussens
Amanda Coussens Chief Financial Officer